UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2007

The Bank Holdings
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50645	90-0071778
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9990 Double R. Blvd., Reno, Nevada		89521
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	775.853.8600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2007 the Board of Directors of Nevada Security Bank, the wholly owned subsidiary of The Bank Holdings, approved the First Amendments to the Executive Supplemental Compensation Agreement and the Second Amended and Restated Nevada Security Bank Split Dollar Agreements, under the provisions of supplementary retirement and life insurance benefit plans for certain executives as had been originally approved in September, 2005. The parties to the agreements are: Hal Giomi, CEO of Nevada Security Bank; Joe Bourdeau, its Senior Executive Vice President, Marketing and Sales; Jack Buchold, its Chief Financial Officer; John Donovan, its Chief Credit Officer; and David Funk, its President.

The First Amendment to the Executive Supplemental Compensation Agreement fixes the amount of the annual benefit rather than enabling the amount to be determined on the basis of the last thirty-six (36) months of certain compensation and a benefit level multiplier, deletes references to "Final Average Annual Compensation" and "Benefit Level" and provides that years of service is from the date of executive's employment with employer, rather than the date of the agreement.

The "Second Amended and Restated Nevada Security Bank Split Dollar Agreement" includes changes made to conform to the change in control definition of Section 409A of the Internal Revenue Code and changes made to eliminate split dollar benefits in the event of involuntary termination of employment due to a change in control or constructive termination. Further, other slight changes were made to clarify the language in the Split Dollar Agreement.

These documents were made effective on October 10, 2007 by the approving signature of the Chairman of the Board of Nevada Security Bank.

The Nevada Security Bank First Amendments to the Executive Supplemental Compensation Agreements are filed herewith as Exhibits 10.1 through 10.1.4. The Second Amended and Restated Nevada Security Bank Split Dollar Agreements are filed herewith as Exhibits 10.2 through 10.2.4.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank Holdings

October 11, 2007	By:	Jack B. Buchold

Name: Jack B. Buchold
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment for Hal Giomi
10.2	Second Amended & Restated Split Dollar Agmt for Hal Giomi
10.1.1	First Amendment for Joe Bourdeau
10.1.2	First Amendment for Jack Buchold
10.1.3	First Amendment for John Donovan
10.1.4	First Amendment for David Funk
10.2.1	Second Amended & Restated Split Dollar Agmt for Joe Bourdeau
10.2.2	Second Amended & Restated Split Dollar Agmt for Jack Buchold
10.2.3	Second Amended & Restated Split Dollar Agmt for John Donovan
10.2.4	Second Amended & Restated Split Dollar Agmt for David Funk